DEAR FELLOW SHAREHOLDER:

The Pacific Rim financial and currency markets have rebounded significantly from the bottoms that were set in late 1997. However, you should not confuse a rebound in short-term trading markets with the end of economic turmoil. In fact, we believe the pressures on the Asian economies are just beginning. To obtain IMF assistance with their currencies, many Asian countries had to agree to implement severe austerity programs in their economy. These programs are just beginning and they will result in recessions in many Asian countries with corresponding sharp increases in unemployment rates. Asia as a market for U.S. goods and services will be much weaker in 1998 than it was in 1997.

Coupled with this, there is worldwide concern about how Asian producers will react to reduced Pacific Rim demand. The expectation is that they will expand their efforts to increase exports to Europe and the United States. The means they will use to increase market share will be substantially lower prices. Therefore, producers of domestic goods in both Europe and the U.S. can expect to see intensified price competition in 1998 from their Asian counterparts.

Despite this, consumer confidence remains high in the United States and the unemployment rate is at a low 4.7%. The Federal Reserve Board has one eye on the pricing pressures coming from an Asia in recession and the other eye on the upward inflationary pressure on wages and benefits coming from a full employment economy in the U.S. These counter balancing pressures have resulted in no changes in Federal Funds rates since last March. We continue to believe that they will offset each other and keep Federal Reserve policy neutral. The bond market, obviously is acting this way with U.S. Treasury rates at 5.75% for the long maturity.

The last three years have produced over a 100% gain in the S&P 500, averaging almost 30% per year. This kind of total return cannot be expected in the future. While we are bullish for the American economy, we recognize both the profit margin problems of wage pressures and the final demand problems of a significantly weakened Asian export market. We continue to review our portfolio, trying to weed out those stocks that are overvalued in today's environment and replace them with undervalued securities. We use our traditional yield-value styles applied to all three Fund portfolios focusing on low price-earnings ratio, low price-cash flow ratios and above average dividend yields.

We welcome all of our new shareholders to the Funds and thank our existing shareholders for your continued support in recommendations to your friends. As a 100% No-Load Fund, there are no fees that our shareholders bear for marketing costs. We can only ask you to support us through your positive referrals. If you have any investment policy questions, please do not hesitate to contact Jim Beers, Vice President for Mutual Funds at (800)578-8261.

                                       Sincerely yours,

                                      /s/James W. Stratton
                                       James W. Stratton
                                            Chairman

February 9, 1998

STRATTON GROWTH FUND
--------------------------------------------------------------------------------

The full year 1997 was another extraordinarily good one for the stock market. The S&P 500 returned 33.3% for the year. Your Fund was able to improve upon that with a total return of 36.1%. Over the last three years, the S&P 500 has returned over 100% in total. These have been extraordinary years for the market and the wise investor should not expect a continuation of returns at that level. Our leading industry group once again, was banking and financial stocks with 24.0% of assets, followed by insurance services with 12.3% and consumer products with 9.7%. During the last quarter, we continued to increase our cash position so that by year end cash represented 10.1% of total assets.

In the fourth quarter, we took advantage of the market declines in industrial companies caused by concerns about the Southeast Asia crisis. We purchased a new holding in Cooper Industries, a diversified tool and equipment company. We also reinitiated a position in an old favorite, Phelps Dodge Corp., the leading worldwide producer of copper. The Fund also added to four other holdings during the quarter. We eliminated three stocks from our portfolio; Exxon because of a relatively high price earnings ratio for a slow growing company; Jostens because of continued earnings disappointments and Weyerhaeuser because of its exposure to Pacific Rim economies and continued weakness in paper and pulp prices. Our portfolio turnover level for the entire year was 34.4%, which is at the low end of the range for growth and income funds in today's market environment.

Continued growth in assets to a new all time high has helped reduce our expense ratio for the full year to 1.11%. This is a significant improvement over last year's expense ratio. On December 22, the Fund paid an income dividend of $0.34 bringing the total income dividends to $0.54. This coupled with the earlier payments of capital gains distributions of $2.52 meant that total distributions for the year were $3.06.

Total net assets for the year were $60,177,483. Net asset value per share ended the year at $33.39.

The graph below illustrates the increase in value of a $10,000 investment in Stratton Growth Fund with all dividend income and capital gains distributions reinvested.

                                     LOGO

9/30/72  73-74  75-76   77-76     79-80   81-82    63-64   85-86     87-88   89-90     91-92   93-94    95-96   12/31/97
 10,000    7630  11,280  14,155   14,597  17,299  24,755   38,310   30,774   31,059    32,464  32,622   42,938  42,654

     45      43     458   1,217    2,147   3,703   6,347   10,805   11,062   14,859    21,871  26,652   41,919  44,981

      -       0       0       0        0       0       0    3,857   10,945   22,901    27,527  35,156   60,327  66,844

                          Average Annual Total Return
                        for the period ending 12/31/97

                        1 year................... +36.06%
                        5 year................... +19.52
                       10 year................... +16.24
                       15 year................... +14.22
                       20 year................... +14.59
                       25 year................... +12.37

*Prior to 12/31/96, SGF had a fiscal year-end of 5/31.

FUND HIGHLIGHTS
--------------------------------------------------------------------------------
Stratton Growth Fund

                           DECEMBER 31, 1997 September 30, 1997
---------------------------------------------------------------
Total Net Assets              $60,177,483           $54,924,340
---------------------------------------------------------------
Net Asset Value Per Share          $33.39                $33.82
---------------------------------------------------------------
Shares Outstanding              1,802,433             1,623,888
---------------------------------------------------------------
Number of Shareholders              1,214                 1,216
---------------------------------------------------------------
Average Size Account              $49,570               $45,168
---------------------------------------------------------------

PORTFOLIO CHANGES FOR THE QUARTER ENDED DECEMBER 31, 1997
--------------------------------------------------------------------------------

MAJOR PURCHASES                   MAJOR SALES
------------------------------------------------------------
Chrysler Corp.                    American Express Co.
Cooper Industries, Inc. (1)       CoreStates Financial Corp.
HSB Group, Inc.                   Exxon Corp. (2)
Phelps Dodge Corp. NY (1)         Jostens, Inc. (2)
Springs Industries, Inc. Class A  Weyerhaeuser Co. (2)
Thomas & Betts Corp.
(1) New Holdings                  (2) Eliminations

TEN LARGEST HOLDINGS DECEMBER 31, 1997
--------------------------------------------------------------------------------

                                 Market Value Percent of TNA
------------------------------------------------------------
CoreStates Financial Corp.       $ 3,652,852        6.1%
------------------------------------------------------------
PNC Bank Corp.                     2,853,125        4.7
------------------------------------------------------------
American General Corp.             2,703,125        4.5
------------------------------------------------------------
Pitney Bowes, Inc.                 2,698,125        4.5
------------------------------------------------------------
Commerce Bancorp, Inc. (NJ)        2,601,000        4.3
------------------------------------------------------------
Du Pont (E.I.) de Nemours & Co.    2,402,500        4.0
------------------------------------------------------------
Thomas & Betts Corp.               2,362,500        3.9
------------------------------------------------------------
Olin Corp.                         2,343,750        3.9
------------------------------------------------------------
Carpenter Technology Corp.         2,210,875        3.7
------------------------------------------------------------
American Express Co.               2,142,000        3.6
------------------------------------------------------------
                                 $25,969,852       43.2%
------------------------------------------------------------

STRATTON MONTHLY DIVIDEND REIT SHARES
--------------------------------------------------------------------------------

During the year 1997, the Fund provided a total return of 18.1%. Shareholders approved changing the name to Stratton Monthly Dividend REIT Shares and concentrating the portfolio in the real estate sector. At the present time, we have 94.1% of the portfolio in REITs.

During the quarter, activity in the portfolio remained relatively light. We added two new securities; Storage Trust Realty, a nationwide owner of self-storage facilities, our first investment in this industry, and Tower Realty Trust, an office property owner in major cities, especially New York. During the quarter we also eliminated two holdings; The Rouse Company Convertible Preferred and Evans Withycombe Residential. Evans was acquired by Equity Residential Properties in a merger transaction that was beneficial to the Fund. The portfolio turnover for the year was 42.47%. With the conversion to a 100% REIT Fund, it is our expectation that the portfolio turnover will remain at a relatively low level.

The portfolio changes did not alter significantly the weightings of holdings in the Fund. We continue to have 22.9% in our largest category, shopping centers. This is followed by 16.7% in hotels-motels, 16.0% in apartments and 15.0% in health care facilities, primarily nursing homes. Our cash position was 4.4% at year end.

We continue to seek value within the REIT category. Our average dividend yield paid on the portfolio securities was 7.26%. The Fund sells at 10.2x price to Funds From Operations (FFO) for 1998. The FFO is expected to grow at 10.5% during the year; with payout ratios declining, the dividend growth rate should be about 6%. The average market capitalization of the REITs is $537 million which would be classified as mid-cap for this industry. Our expense ratio remained at a low 1.02% for the full year.

Total net assets were $101,956,224. Net asset value per share rose to $30.25.

The graph below illustrates the increase in value of a $10,000 investment in Stratton Monthly Dividend REIT Shares with all dividend income and capital gains distributions reinvested.

                                     LOGO

  81    82     83       84      85     86     87      88      89      90       91      92      93      94      95      96


9,113 9,354  10,806  10,667  11,795  14,604  16,320  13,181  12,824  12,861  12,084  14,609  15,701  15,060  13,039  14,383 14,399

  583 1,641   3,107   4,379   6,627  10,328  13,744  13,041  15,044  17,513  19,388  26,570  31,818  33,590  32,499  39,890 43,821

$   -     -       -       -       -       -     503   1,043   1,015   1,018     956   1,156   1,242   1,192   1,032   1,138  1,139

12/31/97

15,879

52,959

1,257

STRATTON MONTHLY DIVIDEND SHARES

                          Average Annual Total Return
                        for the period ending 12/31/97

                       1 year................... +18.09%
                       5 year................... + 8.20
                      10 year................... +10.74
                      15 year................... +11.63

*Prior to 12/31/96, SMDS had a fiscal year-end of 1/31.

FUND HIGHLIGHTS
--------------------------------------------------------------------------------
Stratton Monthly Dividend REIT Shares

                           DECEMBER 31, 1997 September 30, 1997
---------------------------------------------------------------
Total Net Assets             $101,956,224       $104,337,882
---------------------------------------------------------------
Net Asset Value Per Share          $30.25             $30.06
---------------------------------------------------------------
Shares Outstanding              3,370,941          3,470,991
---------------------------------------------------------------
Number of Shareholders              4,957              5,100
---------------------------------------------------------------
Average Size Account              $20,568            $20,458
---------------------------------------------------------------

PORTFOLIO CHANGES FOR THE QUARTER ENDED DECEMBER 31, 1997
--------------------------------------------------------------------------------

MAJOR PURCHASES                          MAJOR SALES
-------------------------------------------------------------------------------
Berkshire Realty Co., Inc.               Evans Withycombe Residential, Inc. (2)
Boykin Lodging Co.                       Excel Realty Trust, Inc.
Cornerstone Realty Income Trust, Inc.    Health Care REIT, Inc.
First Industrial Realty Trust, Inc.      National Health Investors, Inc.
Health & Retirement Properties Trust     Rouse Co. $3.00 Cv. Pfd. Series B (2)
Mid-America Apartment Communities, Inc.
Oasis Residential, Inc.
Storage Trust Realty (1)
Tower Realty Trust, Inc. (1)
(1) New Holdings                         (2) Eliminations

TEN LARGEST HOLDINGS DECEMBER 31, 1997
--------------------------------------------------------------------------------

                                      Market Value Percent of TNA
-----------------------------------------------------------------
Health Care REIT, Inc.                $ 4,921,875        4.8%
-----------------------------------------------------------------
Excel Realty Trust, Inc.                4,725,000        4.6
-----------------------------------------------------------------
Glimcher Realty Trust                   3,610,000        3.5
-----------------------------------------------------------------
Mid-Atlantic Realty Trust               3,497,020        3.4
-----------------------------------------------------------------
Developers Diversified Realty Corp.     3,442,500        3.4
-----------------------------------------------------------------
Mid-America Realty Investments, Inc.    3,432,375        3.4
-----------------------------------------------------------------
EastGroup Properties, SBI               2,948,569        2.9
-----------------------------------------------------------------
Equity Inns, Inc.                       2,802,500        2.8
-----------------------------------------------------------------
The Price REIT, Inc.                    2,763,281        2.7
-----------------------------------------------------------------
Gables Residential Trust                2,762,500        2.7
-----------------------------------------------------------------
                                      $34,905,620       34.2%
-----------------------------------------------------------------

STRATTON SMALL-CAP YIELD FUND
--------------------------------------------------------------------------------

Your Fund had an exceptional year in 1997 returning 42.4% compared to the Russell 2000's 22.4% total return. For the trailing three year period SSCY has risen 27.7% per annum compared to the Russell's 22.3% annual rise. Last year was an especially good year for small-cap value stocks relative to small-cap growth issues. The Fund's less volatile dividend-based value strategy resulted in significant outperformance when the markets declined sharply during March and October. December was an especially strong performance month for the financial stocks--some of which we gave back in the first month of 1998. Banks are our second largest industry group at 20% behind our 25% weighting in a diverse collection of industrial companies. We are comfortable with this exposure to manufacturing given that smaller companies are less vulnerable to a slowdown in the Asian Economies. With the markets still at peak valuations, our cash level at year-end was slightly above normal at 6.2% of total net assets.

Our fourth quarter performance exceeded the Russell by 5.3% rising 1.95% versus a -3.35% drop for the index. We attribute this performance to having lightened our exposure to the technology stocks in the third quarter. In fact, we sold two REITs and our only utility to repurchase some of our holdings in Helix Technology and Technitrol at much lower prices after October's market turmoil. We also added to several industrial and financial names as well as starting a new position in JeffBanks. Our sales included two banks, Affiliated Community Bancorp due to a merger agreement and PonceBank due to ongoing credit concerns. Portfolio turnover stayed low at an 26.3% annual rate.

Despite the increase in assets, the expense ratio rose to 1.62% reflecting the performance based fee adjustment. On December 22, the Fund paid an income dividend of $0.09 for stockholders of record December 12. Also on that date, we declared a capital gains distribution of $1.80 of which $1.42 was long term and $.38 was short term. Total income distributed for the year was $2.66. Your Fund was split 2 for 1 in the form of a 100% stock dividend payable on December 18 with a record date of December 17. All per share income figures provided above are pre-split.

Total net assets have grown to $39,376,948. Net asset value per share was $22.47 at year end.

The graph below illustrates the increase in value of a $10,000 investment in the Stratton Small-Cap Yield Fund beginning April 12, 1993 with all dividend income and capital gains distributions reinvested.

                                      LOGO

4/12/93  4-93     3/31/94     3/31/95   3/31/96               12/31/97

  10,000    10,000   10,376     10,352    12,780     13,432      17,976

-         -             158        402       789      1,067       1,633

-         -        -          -          -              813       2,190

                         Average Annual Total Return
                        for the period ending 12/31/97

                      1 year.................... +42.37%
                      3 year.................... +27.71

*Prior to 12/31/96, SSCY had a fiscal year-end of 3/31.

FUND HIGHLIGHTS
--------------------------------------------------------------------------------
Stratton Small-Cap Yield Fund

                           DECEMBER 31, 1997 September 30, 1997
---------------------------------------------------------------
Total Net Assets              $39,376,948       $35,449,310
---------------------------------------------------------------
Net Asset Value Per Share          $22.47            $45.98
---------------------------------------------------------------
Shares Outstanding              1,752,053           771,053
---------------------------------------------------------------
Number of Shareholders              1,190             1,101
---------------------------------------------------------------
Average Size Account              $33,090           $32,197
---------------------------------------------------------------

PORTFOLIO CHANGES FOR THE QUARTER ENDED DECEMBER 31, 1997
--------------------------------------------------------------------------------

MAJOR PURCHASES                MAJOR SALES
---------------------------------------------------------------
EastGroup Properties, SBI (1)  Affiliated Community Bancorp (2)
Greenbrier Companies, Inc.     Camden Property Trust (2)
Helix Technology Corp.         PonceBank (2)
Hunt Corp.                     Sovran Self Storage, Inc. (2)
JeffBanks, Inc. (1)            Technitrol, Inc.
Mobile America Corp. (FL) (1)  WICOR, Inc. (2)
Primesource Corp.
Quaker Chemical Corp.
SIS Bancorp, Inc. (1)
Standard Motor Products, Inc.
(1) New Holdings               (2) Eliminations

TEN LARGEST HOLDINGS DECEMBER 31, 1997
--------------------------------------------------------------------------------

                               Market Value Percent of TNA
----------------------------------------------------------
Interra Financial, Inc.         $1,173,000        3.0%
----------------------------------------------------------
Eaton Vance Corp.                1,019,250        2.6
----------------------------------------------------------
Primex Technologies, Inc.        1,012,500        2.5
----------------------------------------------------------
Kuhlman Corp.                      978,125        2.5
----------------------------------------------------------
TB Wood's Corp.                    956,250        2.4
----------------------------------------------------------
Commercial Intertech Corp.         933,750        2.4
----------------------------------------------------------
Standard Motor Products, Inc.      902,500        2.3
----------------------------------------------------------
Technitrol, Inc.                   900,000        2.3
----------------------------------------------------------
Greenbrier Companies, Inc.         865,625        2.2
----------------------------------------------------------
A.O. Smith Corp.                   845,000        2.1
----------------------------------------------------------
                                $9,586,000       24.3%
----------------------------------------------------------

STRATTON GROWTH FUND
--------------------------------------------------------------------------------
Discussion of Investment Process and Performance

The Stratton Growth Fund seeks, as its primary objective, possible growth of capital with current income from interest and income as a secondary objective. Studies of historical data show that investing in high yielding common stocks can produce above-average returns while lowering risk and preserving capital.

From an overall equity universe of more than 2500 companies, we screen down to about 350 companies by selecting stocks with a market capitalization over $200 million which also possess a dividend yield at least one-third greater than the yield on the S&P 500. Our second screen then reduces the universe to approximately 60 stocks by measuring additional yield characteristics such as dividend growth rates and dividend coverage. These tend to be done more on a specific industry basis. Our third step in the review involves fundamental analysis of important characteristics such as earnings, cash flow, management strengths and relative industry competitive position. In this manner we reduce the Stratton Growth Fund's buy candidate list to less than 40 stocks. These stocks are then available for addition to the Fund. The final selection of stocks for the portfolio of Stratton Growth Fund is made by James W. Stratton, who has served as portfolio manager for 25 years. In his absence, a back-up manager, Gerard E. Heffernan, serves.

The primary investment characteristics of the portfolio are as follows: approximately 30 to 40 companies will be held; volatility, as measured by the Beta, of the stocks should be below average; the average portfolio yield should exceed the S&P 500 yield by 50%. By combining high dividend yields and lower than average price volatility, the Fund should produce good relative performance in up markets and superior relative performance in down markets. This is our long-term objective.

                                      LOGO


     Average Annual Total Return
         1 Year        5 Year      10 Year
         36.06%        19.52%      16.24%

       SGF          S&P 500
1987      $10,000        $10,000
1988      $12,259        $11,658
1989      $15,176        $15,346
1990      $14,156        $14,899
1991      $17,296        $19,445
1992      $18,457        $20,922
1993      $19,640        $23,034
1994      $21,051        $23,327
1995      $28,982        $32,083
1996      $33,090        $39,459
1997      $45,023        $52,616

STRATTON MONTHLY DIVIDEND REIT SHARES
--------------------------------------------------------------------------------
Discussion of Investment Process and Performance

Under normal conditions, the Fund will invest at least 65% of its assets in the equity securities of Real Estate Investment Trusts ( "REITs"). The remaining 35% of its assets may be invested, though it is not required, in real estate related companies or in any other U.S. companies. REITs own income producing commercial real estate properties such as apartment complexes, health care facilities, shopping centers, regional malls, office buildings, hotels, industrial buildings, and storage facilities.

The chart below depicts a hypothetical $10,000 investment in SMDS and several security indexes. The U.S. Securities and Exchange Commission requires that this chart include a "broad-based" index like the S&P 500 Index. However, the characteristics of the securities held in the SMDS portfolio do not directly compare to the characteristics of the securities that make up the S&P 500. Prior to 11/96, 65% of the Fund was invested in the securities of public utility companies. As a result, we have included the Dow Jones Utility Index. From 12/96 to the present, at least 65% of the Fund has been invested in REITs. As a result, we have included the NAREIT Equity Index. Our goal is to provide a clear picture of the Fund's performance relative to other relevant benchmarks so that investors can make accurate comparisons to other investment opportunities. Investors should remember that a high rate of return from dividend and interest income is at the forefront of SMDS' investment objective, with growth of capital as a secondary goal.

From an overall equity universe of more than 2,500 companies, Stratton Management Co., through computer techniques, screens down to about 100 companies by selecting stocks which possess a dividend yield of at least 6%. Our second screen then reduces that universe to approximately 60 stocks by measuring additional yield characteristics such as dividend growth rates and dividend coverage of companies that also operate within the real estate industry. The portfolio contains approximately 30 to 50 companies that meet these tests. Fundamental security analysis is applied to those companies on a continuing basis. The final selection of stocks for the portfolio of SMDS is made by James W. Stratton, who has served as portfolio manager for seventeen years. In his absence, John A. Affleck serves as a back-up portfolio manager. Research and analysis of the Fund's REIT holdings is performed by James A. Beers, Vice President of Mutual Funds.

The volatility of the portfolio as measured by the Beta of the stocks is considerably below average when compared to other stock mutual funds. By combining high dividend yields and lower than average price volatility, the Fund tries to produce good relative performance in up markets and superior relative performance in down markets.

                                      LOGO

        Average Annual Total Return
             1 Year       5 Year         10 Year
            18.09%        8.20%          10.74%

          SMDS           NAREIT      DOW JONES        S&P 500
                         EQUITY         UTILITY
1987      $10,000        $10,000        $10,000        $10,000
1988      $10,976        $11,349        $11,588        $11,658
1989      $13,036        $12,352        $15,721        $15,346
1990      $12,537        $10,456        $15,005        $14,899
1991      $16,938        $14,189        $17,029        $19,445
1992      $18,701        $16,259        $17,723        $20,922
1993      $19,935        $19,454        $19,440        $23,034
1994      $17,517        $20,071        $16,473        $23,327
1995      $21,624        $23,136        $21,806        $32,083
1996      $23,480        $31,296        $23,833        $39,459
1997      $27,727        $37,636        $29,307        $52,616

STRATTON SMALL-CAP YIELD FUND
--------------------------------------------------------------------------------
Discussion of Investment Process and Performance

Stratton Small-Cap Yield Fund's investment philosophy is to achieve both dividend income and capital appreciation. The Fund seeks to achieve its objective by investing in dividend-paying small-cap common stocks. Under normal market conditions, the Fund will invest at least 80% of its assets in equity securities. The Fund will invest at least 65% of its assets in small-cap companies. The Fund may not invest more than 25% in any one industry at cost.

From an overall equity universe of 6,000 companies, Stratton Management screens down to about 800 companies by identifying stocks which possess a greater than average dividend yield and a market capitalization of less than $1 billion. Our stock selection process ranks that universe according to additional security characteristics such as relative valuation and earnings momentum. The portfolio contains approximately sixty companies that meet these criteria. Fundamental security analysis is applied to those companies on a continuing basis. The final decision to buy or sell stocks for the portfolio of Stratton Small-Cap Yield is made by Frank H. Reichel, III and James W. Stratton.

The volatility of the portfolio, as measured by the Standard Deviation and/or Beta of the stocks, is considerably below that of the average small-cap fund. By combining above average dividend yields and lower than average price/earnings ratios, the Fund tries to produce good performance in up markets and strong relative performance in down markets.


                          Average Annual Total Return
                            1 Year    Since Inception
                            42.37%              17.93%

               SSCY                          RUSS 2000
    4/12/93                   $10,000                  $10,000
   12/31/93                   $10,754                  $11,663
   12/31/94                   $10,464                  $11,450
   12/31/95                   $13,318                  $14,707
   12/31/96                   $15,311                  $17,133
   12/31/97                   $21,799                  $20,965

SCHEDULE OF INVESTMENTS December 31, 1997
--------------------------------------------------------------------------------
Stratton Growth Fund
                See accompanying notes to financial statements.

                                                                      MARKET
                                                          NUMBER OF    VALUE
                                                           SHARES    (NOTE 1)
                                                          --------- -----------
COMMON STOCKS - 89.9%
BANKING/FINANCIAL - 24.0%
Comerica, Inc. ..........................................  15,000   $ 1,353,750
Commerce Bancorp, Inc. (NJ)..............................  51,000     2,601,000
CoreStates Financial Corp. ..............................  45,625     3,652,852
First Commerce Corp. ....................................  20,000     1,345,000
PNC Bank Corp. ..........................................  50,000     2,853,125
Summit Bancorp, Inc. ....................................  30,000     1,597,500
Union Planters Corp. ....................................  15,000     1,019,062
                                                                    -----------
                                                                     14,422,289
                                                                    -----------
BUSINESS SERVICE - 8.0%
American Express Co. ....................................  24,000     2,142,000
Pitney Bowes, Inc. ......................................  30,000     2,698,125
                                                                    -----------
                                                                      4,840,125
                                                                    -----------
CAPITAL GOODS/TECHNOLOGY - 7.0%
Harris Corp. ............................................  40,000     1,835,000
Thomas & Betts Corp. ....................................  50,000     2,362,500
                                                                    -----------
                                                                      4,197,500
                                                                    -----------
CHEMICAL - 7.9%
Du Pont (E.I.) de Nemours & Co. .........................  40,000     2,402,500
Olin Corp. ..............................................  50,000     2,343,750
                                                                    -----------
                                                                      4,746,250
                                                                    -----------
CONSUMER PRODUCTS - 9.7%
Chrysler Corp. ..........................................  52,000     1,829,750
Kimberly-Clark Corp. ....................................  28,000     1,380,750
Springs Industries, Inc. Class A.........................  20,000     1,040,000
The Quaker Oats Co. .....................................  30,000     1,582,500
                                                                    -----------
                                                                      5,833,000
                                                                    -----------
ENERGY - 4.0%
El Paso Energy Corp. ....................................  10,000       665,000
Mobil Corp. .............................................  24,000     1,732,500
                                                                    -----------
                                                                      2,397,500
                                                                    -----------
HEALTH CARE - 4.4%
American Home Products Corp. ............................  18,000     1,377,000
Shared Medical Systems Corp. ............................  10,000       660,000
SmithKline Beecham PLC ADRs..............................  12,000       617,250
                                                                    -----------
                                                                      2,654,250
                                                                    -----------
INDUSTRIAL - 4.0%
Cooper Industries, Inc. .................................  15,000       735,000
Fleetwood Enterprises, Inc. .............................  40,000     1,697,500
                                                                    -----------
                                                                      2,432,500
                                                                    -----------

                                                                    MARKET
                                                       NUMBER OF     VALUE
                                                         SHARES    (NOTE 1)
                                                       ---------- -----------
INSURANCE/SERVICES - 12.3%
American General Corp. ...............................     50,000 $ 2,703,125
Aon Corp. ............................................     22,500   1,319,062
HSB Group, Inc. ......................................     15,000     827,813
Lincoln National Corp. ...............................     20,000   1,562,500
Unitrin, Inc. ........................................     15,000     969,375
                                                                  -----------
                                                                    7,381,875
                                                                  -----------
METALS - 5.7%
Carpenter Technology Corp. ...........................     46,000   2,210,875
Phelps Dodge Corp. NY.................................     20,000   1,245,000
                                                                  -----------
                                                                    3,455,875
                                                                  -----------
PAPER - 1.9%
Glatfelter (P.H.) Co. ................................     60,000   1,117,500
                                                                  -----------
RETAILING - 1.0%
Penney (J.C.) Co., Inc. ..............................     10,000     603,125
                                                                  -----------
Total Common Stocks
 (cost $29,620,301)...................................             54,081,789
                                                                  -----------
                                                       PRINCIPAL
                                                         AMOUNT
                                                       ----------
SHORT-TERM NOTES - 10.4%
General Motors Acceptance Corp.
 5.65% due 01/02/98................................... $2,000,000   2,000,000
General Electric Capital Corp.
 6.03% due 01/05/98...................................  2,000,000   2,000,000
Ford Motor Credit Corp.
 6.11% due 01/08/98...................................  2,250,000   2,250,000
                                                                  -----------
Total Short-Term Notes
 (cost $6,250,000)....................................              6,250,000
                                                                  -----------
TOTAL INVESTMENTS - 100.3%
 (cost $35,870,301*)..................................             60,331,789
LIABILITIES IN EXCESS OF CASH AND OTHER ASSETS -
  (0.3%)..............................................               (154,306)
                                                                  -----------
NET ASSETS - 100.00%..................................            $60,177,483
                                                                  ===========

--------
* Aggregate cost for federal income tax purposes is $35,870,301; and net unrealized appreciation is as follows:

Gross unrealized appreciation...................................... $24,567,209
Gross unrealized depreciation......................................    (105,721)
                                                                    -----------
 Net unrealized appreciation....................................... $24,461,488
                                                                    ===========

SCHEDULE OF INVESTMENTS December 31, 1997
--------------------------------------------------------------------------------
Stratton Monthly Dividend REIT Shares

                                                                       MARKET
                                                          NUMBER OF    VALUE
                                                           SHARES     (NOTE 1)
                                                          --------- ------------
COMMON STOCKS - 94.1%
APARTMENTS - 16.0%
Berkshire Realty Co., Inc. ..............................  150,000  $  1,800,000
Cornerstone Realty Income Trust, Inc. ...................  130,000     1,568,125
Gables Residential Trust.................................  100,000     2,762,500
Home Properties of New York, Inc. .......................   80,000     2,175,000
Mid-America Apartment Communities, Inc. .................   60,000     1,713,750
Oasis Residential, Inc. .................................   70,000     1,561,875
Town & Country Trust.....................................  153,300     2,711,494
Walden Residential Properties, Inc. .....................   80,000     2,040,000
                                                                    ------------
                                                                      16,332,744
                                                                    ------------
DIVERSIFIED - 6.7%
Colonial Properties Trust................................   75,000     2,259,375
EastGroup Properties, SBI................................  136,350     2,948,569
Pacific Gulf Properties, Inc. ...........................   70,000     1,662,500
                                                                    ------------
                                                                       6,870,444
                                                                    ------------
HEALTH CARE - 15.0%
American Health Properties, Inc. ........................  100,000     2,756,250
Health & Retirement Properties Trust.....................   90,000     1,800,000
Health Care REIT, Inc. ..................................  175,000     4,921,875
LTC Properties, Inc. ....................................   80,000     1,660,000
National Health Investors, Inc. .........................   60,000     2,512,500
Universal Health Realty Income Trust.....................   75,000     1,640,625
                                                                    ------------
                                                                      15,291,250
                                                                    ------------
HOTELS/MOTELS - 16.7%
Boykin Lodging Co. ......................................   60,000     1,586,250
Equity Inns, Inc. .......................................  190,000     2,802,500
Hospitality Properties Trust.............................   50,000     1,643,750
Innkeepers USA Trust.....................................  160,000     2,480,000
Jameson Inns, Inc. ......................................  155,000     1,811,563
RFS Hotel Investors, Inc. ...............................  110,000     2,193,125
Sunstone Hotel Investors, Inc. ..........................  130,000     2,242,500
Winston Hotels, Inc. ....................................  170,000     2,241,875
                                                                    ------------
                                                                      17,001,563
                                                                    ------------
OFFICE INDUSTRIAL - 8.4%
Commercial Net Lease Realty, Inc. .......................   90,000     1,608,750
First Industrial Realty Trust, Inc. .....................   50,000     1,806,250
Liberty Property Trust...................................   75,000     2,142,187
Tower Realty Trust, Inc. ................................   60,000     1,477,500
TriNet Corporate Realty Trust, Inc. .....................   40,000     1,547,500
                                                                    ------------
                                                                       8,582,187
                                                                    ------------

                                                                     MARKET
                                                       NUMBER OF     VALUE
                                                         SHARES     (NOTE 1)
                                                       ---------- ------------
OUTLET CENTERS - 4.0%
Mills Corp. ..........................................     53,700 $  1,315,650
Tanger Factory Outlet Centers, Inc. ..................     90,000    2,750,625
                                                                  ------------
                                                                     4,066,275
                                                                  ------------
REGIONAL MALLS - 3.4%
Mid-America Realty Investments, Inc. .................    339,000    3,432,375
                                                                  ------------
SHOPPING CENTERS - 22.9%
Bradley Real Estate, Inc. ............................     85,000    1,785,000
Developers Diversified Realty Corp. ..................     90,000    3,442,500
Excel Realty Trust, Inc. .............................    150,000    4,725,000
Glimcher Realty Trust.................................    160,000    3,610,000
IRT Property Co. .....................................    166,000    1,960,875
Mid-Atlantic Realty Trust.............................    238,095    3,497,020
The Price REIT, Inc. .................................     67,500    2,763,281
Western Investment Real Estate Trust..................    110,000    1,512,500
                                                                  ------------
                                                                    23,296,176
                                                                  ------------
STORAGE - 1.0%
Storage Trust Realty..................................     40,000    1,052,500
                                                                  ------------
Total Common Stocks
 (cost $81,292,760)...................................              95,925,514
                                                                  ------------
PREFERRED STOCKS - 1.5%
 (cost $1,777,330)
Psychiatric Group Preferred Depositary Shares
 (each depositary share represents 1/10th of a share
 of American Health Properties Psychiatric Group Pfd.
 Stock)...............................................    100,000    1,487,500
                                                                  ------------
                                                       PRINCIPAL
                                                         AMOUNT
                                                       ----------
SHORT-TERM NOTES - 4.9%
American Express Credit Corp.
 6.65% due 01/02/98................................... $2,500,000    2,500,000
Ford Motor Credit Corp.
 5.91% due 01/05/98...................................  2,500,000    2,500,000
                                                                  ------------
Total Short-Term Notes
 (cost $5,000,000)....................................               5,000,000
                                                                  ------------
TOTAL INVESTMENTS - 100.5%
 (cost $88,070,090*)..................................             102,413,014
LIABILITIES IN EXCESS OF CASH AND OTHER ASSETS -
  (0.5%)..............................................                (456,790)
                                                                  ------------
NET ASSETS - 100.00%..................................            $101,956,224
                                                                  ============

--------
* Aggregate cost for federal income tax purposes is $88,070,090; and net unrealized appreciation is as follows:

Gross unrealized appreciation...................................... $14,998,123
Gross unrealized depreciation......................................    (655,199)
                                                                    -----------
 Net unrealized appreciation....................................... $14,342,924
                                                                    ===========

                See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS December 31, 1997
--------------------------------------------------------------------------------
Stratton Small-Cap Yield Fund

                                                                      MARKET
                                                          NUMBER OF    VALUE
                                                           SHARES    (NOTE 1)
                                                          --------- -----------
COMMON STOCKS - 93.8%
BANKING/FINANCIAL - 20.2%
American Bank of Connecticut.............................   7,500   $   365,156
CCB Financial Corp. .....................................   4,000       430,000
Centura Banks, Inc. (NC).................................   8,000       552,000
CFX Corp. ...............................................  19,000       579,500
Colonial BancGroup, Inc. ................................  14,000       482,125
Commerce Bancorp, Inc. (NJ)..............................  15,000       765,000
Community Bank Systems, Inc. ............................  12,000       375,750
Eagle Financial Corp. ...................................   9,900       544,500
First Essex Bancorp, Inc. ...............................  20,000       465,000
First Financial Holdings, Inc. ..........................   9,000       478,125
Firstbank of Illinois Co. ...............................   6,750       248,484
JeffBanks, Inc. .........................................   6,500       299,000
Medford Bancorp, Inc. ...................................  13,000       510,250
ML Bancorp, Inc. ........................................  10,000       300,000
Reliance Bancorp, Inc. ..................................  10,000       366,250
SIS Bancorp, Inc. .......................................   8,000       321,500
Trans Financial, Inc. ...................................  13,000       505,375
Vermont Financial Services Corp. ........................  14,000       388,500
                                                                    -----------
                                                                      7,976,515
                                                                    -----------
BUSINESS SERVICE - 9.2%
Eaton Vance Corp. .......................................  27,000     1,019,250
Interra Financial, Inc. .................................  17,000     1,173,000
Primesource Corp. .......................................  80,000       800,000
True North Communications, Inc. .........................  25,000       618,750
                                                                    -----------
                                                                      3,611,000
                                                                    -----------
CHEMICAL - 4.2%
Primex Technologies, Inc. ...............................  30,000     1,012,500
Quaker Chemical Corp. ...................................  34,500       653,344
                                                                    -----------
                                                                      1,665,844
                                                                    -----------
CONSUMER DURABLES - 5.6%
Hunt Corp. ..............................................  30,400       720,100
K2, Inc. ................................................  23,000       523,250
TB Wood's Corp. .........................................  45,000       956,250
                                                                    -----------
                                                                      2,199,600
                                                                    -----------
CONSUMER NON-DURABLES - 6.3%
International Multifoods Corp. ..........................  25,000       707,813
Riviana Foods, Inc. (DE).................................  25,000       521,875
Tasty Baking Co. ........................................  34,375       663,867
Velcro Industries, N.V. .................................   6,000       585,000
                                                                    -----------
                                                                      2,478,555
                                                                    -----------

                                                                       MARKET
                                                           NUMBER OF    VALUE
                                                            SHARES    (NOTE 1)
                                                           --------- -----------
HEALTH CARE - 3.5%
Morrison Health Care, Inc. ...............................   9,200   $   184,000
Shared Medical Systems Corp. .............................   9,000       594,000
West Co., Inc. ...........................................  20,000       595,000
                                                                     -----------
                                                                       1,373,000
                                                                     -----------
INDUSTRIAL - 25.4%
A.O. Smith Corp. .........................................  20,000       845,000
Carpenter Technology Corp. ...............................  12,000       576,750
Commercial Intertech Corp. ...............................  45,000       933,750
Defiance, Inc. ...........................................  60,000       480,000
Excel Industries, Inc. ...................................  40,000       722,500
Florida Rock Industries, Inc. ............................  30,800       700,700
Greenbrier Companies, Inc. ...............................  50,000       865,625
Guilford Mills, Inc. .....................................  30,000       821,250
Kuhlman Corp. ............................................  25,000       978,125
Quanex Corp. .............................................  30,000       843,750
Republic Group, Inc. .....................................  32,000       524,000
Roanoke Electric Steel Corp. .............................  30,000       798,750
Standard Motor Products, Inc. ............................  40,000       902,500
                                                                     -----------
                                                                       9,992,700
                                                                     -----------
INSURANCE/SERVICES - 6.6%
American Heritage Life Investment Corp. ..................  20,000       720,000
Donegal Group, Inc. ......................................  33,333       737,493
Mobile America Corp. (FL).................................  25,000       350,000
Selective Insurance Group, Inc. ..........................  30,000       810,000
                                                                     -----------
                                                                       2,617,493
                                                                     -----------
REAL ESTATE - 4.3%
Brandywine Realty Trust...................................   6,000       150,750
CCA Prison Realty Trust...................................   3,500       156,188
Chateau Communities, Inc. ................................   9,378       295,407
Colonial Properties Trust.................................   8,000       241,000
EastGroup Properties, SBI.................................  10,000       216,250
Innkeepers USA Trust......................................  20,000       310,000
Parkway Properties, Inc. .................................  10,000       343,125
                                                                     -----------
                                                                       1,712,720
                                                                     -----------
TECHNOLOGY - 8.5%
Boston Acoustics, Inc. ...................................  19,500       515,531
Helix Technology Corp. ...................................  40,000       780,000
Marc, Inc. ...............................................  41,000       738,000
Technitrol, Inc. .........................................  30,000       900,000
Wireless Telecom Group, Inc. .............................  65,000       402,187
                                                                     -----------
                                                                       3,335,718
                                                                     -----------
Total Common Stocks
 (cost $24,418,770).......................................            36,963,145
                                                                     -----------

                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Stratton Small-Cap Yield Fund

                                                                    MARKET
                                                       PRINCIPAL     VALUE
                                                         AMOUNT    (NOTE 1)
                                                       ---------- -----------
SHORT-TERM NOTES - 7.9%
American Express Credit Corp. 6.15% due 01/02/98...... $1,250,000 $ 1,250,000
Ford Motor Credit Corp.
 5.80% due 01/07/98...................................  1,850,000   1,850,000
                                                                  -----------
Total Short-Term Notes
 (cost $3,100,000)....................................              3,100,000
                                                                  -----------
TOTAL INVESTMENTS - 101.7%
 (cost $27,518,770*)..................................             40,063,145
LIABILITIES IN EXCESS OF CASH AND OTHER ASSETS -
  (1.7%)..............................................               (686,197)
                                                                  -----------
NET ASSETS - 100.00%..................................            $39,376,948
                                                                  ===========

--------
* Aggregate cost for federal income tax purposes is $27,518,770; and net unrealized appreciation is as follows:

Gross unrealized appreciation...................................... $12,844,987
Gross unrealized depreciation......................................    (300,612)
                                                                    -----------
 Net unrealized appreciation....................................... $12,544,375
                                                                    ===========

                See accompanying notes to financial statements.

STATEMENTS OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
December 31, 1997

                                              SGF         SMDS         SSCY
                                          ----------- ------------  -----------
ASSETS:
  Investments in securities at value
   (cost $35,870,301, $88,070,090 and
   $27,518,770, respectively) (Note 1)... $60,331,789 $102,413,014  $40,063,145
  Cash...................................      51,519        8,139       54,816
  Subscriptions receivable...............     212,272        7,960       42,038
  Receivable for securities sold.........           0      414,486       31,972
  Dividends and interest receivable......     121,142      576,575       80,640
  Prepaid expenses.......................       6,234            0            0
                                          ----------- ------------  -----------
    Total Assets.........................  60,722,956  103,420,174   40,272,611
                                          ----------- ------------  -----------
LIABILITIES:
  Redemptions payable....................           0       18,090       88,400
  Accrued expenses and other liabili-
   ties..................................      29,404       43,630       43,261
  Payable for investment securities pur-
   chased................................     516,069    1,402,230      764,002
                                          ----------- ------------  -----------
    Total Liabilities....................     545,473    1,463,950      895,663
                                          ----------- ------------  -----------
NET ASSETS:
  Applicable to 1,802,433, 3,370,941 and
   1,752,053 shares outstanding,
   respectively/1/....................... $60,177,483 $101,956,224  $39,376,948
                                          =========== ============  ===========
  Net asset value, offering and redemp-
   tion price per share.................. $     33.39 $      30.25  $     22.47
                                          =========== ============  ===========
SOURCE OF NET ASSETS:
  Paid-in capital........................ $34,635,994 $104,388,858  $26,728,579
  Undistributed net investment income ...      35,727            0       23,765
  Accumulated net realized gain (loss) on
   investments...........................   1,044,274  (16,775,558)      80,229
  Net unrealized appreciation of invest-
   ments.................................  24,461,488   14,342,924   12,544,375
                                          ----------- ------------  -----------
    Net Assets........................... $60,177,483 $101,956,224  $39,376,948
                                          =========== ============  ===========

--------
/1SGF:/$.10 par value, 10,000,000 shares authorized; SMDS: $1.00 par value, 10,000,000 shares authorized; SSCY: $.001 par value, 1,000,000,000 shares authorized.

                See accompanying notes to financial statements.

STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------
Year Ended December 31, 1997

                                                SGF        SMDS         SSCY
                                            ----------- -----------  ----------
INCOME:
  Dividends................................ $ 1,304,813 $ 5,815,780  $  674,508
  Interest.................................     211,454     581,348     100,095
  Other income.............................         956           0           0
                                            ----------- -----------  ----------
    Total Income...........................   1,517,223   6,397,128     774,603
                                            ----------- -----------  ----------
EXPENSES:
  Accounting/Pricing services fees (Note
   2)......................................      20,000      26,000      21,666
  Administration services fees (Note 2)....      30,000      30,000      10,833
  Advisory fees (Note 2)...................     366,356     600,138     312,050
  Audit fees...............................      18,336      21,455      12,900
  Custodian fees (Note 2)..................      24,203      40,579      20,569
  Directors' fees..........................      10,304      19,043       5,903
  Insurance fees...........................       1,209       2,297         657
  Legal fees...............................       6,681      12,786       4,191
  Miscellaneous fees.......................       6,027      12,525       3,233
  Printing and postage fees................      18,930      42,518      11,043
  Registration fees (Note 2)...............      26,248      37,066      28,382
  Shareholder services fees (Note 2).......      34,813     155,097      30,109
  Taxes other than income taxes............       2,585       6,944       1,900
                                            ----------- -----------  ----------
    Total Expenses.........................     565,692   1,006,448     463,436
                                            ----------- -----------  ----------
      Net Investment Income................     951,531   5,390,680     311,167
                                            ----------- -----------  ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
  Net realized gain (loss) on investments..   4,397,086    (775,344)  1,579,761
  Net increase in unrealized appreciation
   on investments..........................  10,314,063  11,680,867   8,011,586
                                            ----------- -----------  ----------
  Net gain on investments..................  14,711,149  10,905,523   9,591,347
                                            ----------- -----------  ----------
    Net increase in net assets resulting
     from operations....................... $15,662,680 $16,296,203  $9,902,514
                                            =========== ===========  ==========

                See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                          SGF                                 SMDS
                         ---------------------------------------  -----------------------------
                         YEAR ENDED   7 MONTHS ENDED YEAR ENDED    YEAR ENDED   11 MONTHS ENDED
                          12/31/97       12/31/96     05/31/96      12/31/97       12/31/96
                         -----------  -------------- -----------  ------------  ---------------
OPERATIONS:
 Net investment income.. $   951,531   $   514,358   $   854,333  $  5,390,680   $  6,886,732
 Net realized gain
  (loss) on
  investments...........   4,397,086       749,571     2,277,319      (775,344)     1,855,839
 Net increase (decrease)
  in unrealized
  appreciation
  (depreciation) of
  investments...........  10,314,063     1,414,784     6,391,511    11,680,867     (2,376,846)
                         -----------   -----------   -----------  ------------   ------------
 Net increase in net
  assets resulting from
  operations............  15,662,680     2,678,713     9,523,163    16,296,203      6,365,725
                         -----------   -----------   -----------  ------------   ------------
DISTRIBUTIONS TO
 SHAREHOLDERS:
 From net investment
  income ($0.54, $0.58
  and $0.54 per share,
  respectively, for SGF,
  $1.54 and $1.63,
  respectively, for
  SMDS).................    (924,887)     (936,276)     (788,687)   (5,390,680)    (6,886,732)
 From realized gains on
  investments ($2.52,
  $1.21 and $0.945 per
  share, respectively,
  for SGF)..............  (4,096,574)   (1,910,237)   (1,357,531)          --             --
 In excess of net
  investment income
  ($0.13 for SMDS)......         --            --            --            --        (531,985)
 Return of capital
  ($0.38 for SMDS)......                                            (1,315,783)
CAPITAL SHARE
 TRANSACTIONS:/2/          4,735,008     2,089,016     3,783,914   (11,413,251)   (24,434,759)
                         -----------   -----------   -----------  ------------   ------------
 Total increase
  (decrease) in net
  assets................  15,376,227     1,921,216    11,160,859    (1,823,511)   (25,487,751)
NET ASSETS:
 Beginning of period....  44,801,256    42,880,040    31,719,181   103,779,735    129,267,486
                         -----------   -----------   -----------  ------------   ------------
 End of period
  (including
  undistributed net
  investment income of
  $35,727, $9,083 and
  $431,001,
  respectively, for SGF,
  $0 and $0,
  respectively, for
  SMDS)................. $60,177,483   $44,801,256   $42,880,040  $101,956,224   $103,779,735
                         ===========   ===========   ===========  ============   ============

                                                           SSCY
                                                -------------------------------
                                                YEAR ENDED   9 MONTHS ENDED
                                                 12/31/97       12/31/96
                                                -----------  --------------
OPERATIONS:
 Net investment income......................... $   311,167   $   310,419
 Net realized gain on investments..............   1,579,761       946,175
 Net increase in unrealized appreciation of in-
  vestments....................................   8,011,586     1,260,568
                                                -----------   -----------
 Net increase in net assets resulting from op-
  erations.....................................   9,902,514     2,517,162
                                                -----------   -----------
DISTRIBUTIONS TO SHAREHOLDERS:
 From net investment income ($0.20/3/ and
  $0.27/3/, respectively)......................    (287,402)     (333,221)
 From realized gains on investments ($1.13/3/
  and $0.92/3/, respectively)..................  (1,798,916)   (1,129,636)
CAPITAL SHARE TRANSACTIONS:/2/                    9,869,676     1,044,806
                                                -----------   -----------
 Total increase in net assets..................  17,685,872     2,099,111
NET ASSETS:
 Beginning of period...........................  21,691,076    19,591,965
                                                -----------   -----------
 End of period (including undistributed net in-
  vestment income of $23,765 and $0, respec-
  tively)...................................... $39,376,948   $21,691,076
                                                ===========   ===========

/3/ Adjusted for a 2-for-1 stock split declared by the Fund to shareholders of record on December 17, 1997
--------

                See accompanying notes to financial statements.

CAPITAL SHARE TRANSACTIONS
--------------------------------------------------------------------------------

/2/ A summary of capital share transactions follows:

                                                          SGF
                          -------------------------------------------------------------------------
                           YEAR ENDED 12/31/97      7 MONTHS ENDED 12/31/96    YEAR ENDED 05/31/96
                          -----------------------  --------------------------  --------------------
                           SHARES       VALUE        SHARES         VALUE       SHARES     VALUE
                          ---------  ------------  ------------ -------------  --------  ----------
Shares issued...........    237,474  $  7,625,883       84,152  $   2,143,395   234,168  $5,879,301
Shares reinvested from
 net investment income
 and capital gains
 distributions..........    140,717     4,398,631       96,302      2,447,768    80,419   1,841,377
                          ---------  ------------  -----------  -------------  --------  ----------
                            378,191    12,024,514      180,454      4,591,163   314,587   7,720,678
Shares redeemed.........   (235,166)   (7,289,506)     (98,426)    (2,502,147) (156,417) (3,936,764)
                          ---------  ------------  -----------  -------------  --------  ----------
  Net increase..........    143,025  $  4,735,008       82,028  $   2,089,016   158,170  $3,783,914
                          =========  ============  ===========  =============  ========  ==========
                                                SMDS
                          ---------------------------------------------------
                           YEAR ENDED 12/31/97     11 MONTHS ENDED 12/31/96
                          -----------------------  --------------------------
                           SHARES       VALUE        SHARES         VALUE
                          ---------  ------------  ------------ -------------
Shares issued...........    346,467  $  9,958,751      238,241  $   6,238,119
Shares reinvested from
 net investment income..    134,590     3,765,100      165,671      4,298,372
                          ---------  ------------  -----------  -------------
                            481,057    13,723,851      403,912     10,536,491
Shares redeemed.........   (893,776)  (25,137,102)  (1,338,319)   (34,971,250)
                          ---------  ------------  -----------  -------------
  Net decrease..........   (412,719) $(11,413,251)    (934,407) $ (24,434,759)
                          =========  ============  ===========  =============
                                                SSCY
                          ---------------------------------------------------
                           YEAR ENDED 12/31/97      9 MONTHS ENDED 12/31/96
                          -----------------------  --------------------------
                           SHARES       VALUE        SHARES         VALUE
                          ---------  ------------  ------------ -------------
Shares issued...........    333,827  $ 12,981,282       28,881  $     940,160
Shares issued from stock
 split..................    864,479
Shares reinvested from
 net investment income
 and capital gains
 distributions..........     39,255     1,672,816       32,327      1,049,304
                          ---------  ------------  -----------  -------------
                          1,237,561    14,654,098       61,208      1,989,464
Shares redeemed.........   (131,386)   (4,784,422)     (28,629)      (944,658)
                          ---------  ------------  -----------  -------------
  Net increase..........  1,106,175  $  9,869,676       32,579  $   1,044,806
                          =========  ============  ===========  =============

                See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
-------------------------------------------------------------------------------
December 31, 1997

NOTE 1. - Significant Accounting Policies
Stratton Mutual Funds (the "Funds") consist of Stratton Growth Fund, Inc. ("SGF"), Stratton Monthly Dividend REIT Shares, Inc. ("SMDS") and The Stratton Funds, Inc. The Stratton Funds, Inc. (the "Company") operates as a series, consisting of Stratton Small-Cap Yield Fund ("SSCY") and Stratton Special Value Fund, which began operations on December 31, 1997. The Funds and Company are registered under the Investment Company Act of 1940, as amended, as open-end management investment companies. The Funds offer diversified portfolios.

Investments in the Funds normally consist of common stock and securities convertible into or exchangeable into common stock. Each Fund has specific investment objectives:

The objective of SGF is to seek possible growth of capital with current income from interest and dividends as a secondary objective.

The objective of SMDS is to seek a high rate of return from dividend and interest income. Under normal conditions, at least 65% of the Fund's total assets will be in securities of real estate investment trusts.

The objective of SSCY is to achieve both dividend income and capital appreciation through investment in the securities of small-cap companies which have certain risks associated with them. First and foremost is their greater earnings and price volatility in comparison to large companies. Earnings risk is partially due to the undiversified nature of small company business lines.

Due to the inherent risk of investments there can be no assurance that the objectives of the Funds will be met. The Funds' fiscal years changed to December 31, commencing with December 31, 1996.

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles.

   A. Security Valuation - Securities listed or admitted to trading on any national securities exchange are valued at their last sale price on the exchange where the securities are principally traded or, if there has been no sale on that date, at the mean between the last reported bid and asked prices. Securities traded in the over-the-counter market are valued at the last sale price, if carried in the National Market Issues section by NASDAQ; other over-the-counter securities are valued at the mean between the closing bid and asked prices obtained from a principal market maker. All other securities and assets are valued at their fair value as determined in good faith by the Boards of Directors of the Funds, which may include the amortized cost method for securities maturing in sixty days or less and other cash equivalent investments.

   B. Determination of Gains or Losses on Sales of Securities - Gains or losses on the sale of securities are calculated for accounting and tax purposes on the identified cost basis.

   C. Federal Income Taxes - It is the Funds' policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all taxable income

-------------------------------------------------------------------------------
December 31, 1997
   to their shareholders. Therefore, no federal income tax provision is required. SMDS has a capital loss carryover available to offset future capital gains, if any, of approximately $16,775,000 of which $11,277,000 expires in 2003, $4,331,000 expires in 2004 and
   $1,167,000 expires in 2005.

   D. Use of Estimates in Financial Statements - In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period. Actual results may differ from these estimates.

   E. Other - Security transactions are accounted for on the date the securities are purchased or sold. Interest income is recorded on the accrual basis and dividend income on the ex-dividend date.

Distributions to Shareholders - Distributions to shareholders are recorded on the ex-dividend date. The character of distributions paid to shareholders is determined by reference to income as determined for income tax purposes, after giving effect to temporary differences between the financial reporting and tax basis of assets and liabilities, rather than income as determined for financial reporting purposes.

SMDS has made certain investments in real estate investment trusts ("REITS") which pay dividends to their shareholders based upon available funds from operations. It is quite common for these dividends to exceed the REIT's taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital. The Fund intends to include the gross dividends from such REITS in its monthly distributions to its shareholders and, accordingly, a portion of the Fund's distributions will also be designated as a return of capital.

NOTE 2. - During the year ended December 31, 1997, the Funds paid advisory fees to Stratton Management Company, (the "Advisor") as follows: SGF -
 $366,356; SMDS - $600,138; SSCY - $312,050. Management services are provided by the Advisor under agreements whereby the Advisor furnishes all investment advice, office space and facilities to the Funds and pays the salaries of the Funds' officers and employees, except to the extent that those employees are engaged in administrative and accounting services activities. In return for these services, SGF pays to the Advisor a monthly fee of /3///4//8/ of 1% (annually 3/4 of 1%) of the daily net asset value of the Fund for such month. SMDS pays a monthly fee at an annual rate of 5/8 of 1% of the daily net asset value of the Fund for such month. The Advisor has voluntarily agreed to waive $15,000 annually of the compensation due it under the agreement with each of these Funds to offset a portion of the cost of certain administrative responsibilities delegated to FPS Services, Inc. ("FPS").

SSCY pays a monthly fee at an annual rate of 0.75% of the daily net asset value of the Fund for such month, subject to a performance adjustment. The performance adjustment will be calculated at the end of each month based upon a rolling 24 month performance period. The performance adjustment is added to or subtracted from the basic investment advisory fee. The Fund's gross performance is compared with the performance of the Frank Russell 2000 Index, ("Russell 2000"). When the Fund performs better than the Russell 2000, it pays the Advisor an incentive fee; less favorable performance than the Russell 2000 reduces the basic fee. Each 1.00% of the difference in performance between the Fund and the Russell 2000 during the performance period is equal to a 0.10% adjustment to the basic fee. The maximum annualized performance adjustment rate is +/-0.50% of average net assets which would be added to or deducted from the advisory fee if the Fund outperformed or under

-------------------------------------------------------------------------------
December 31, 1997
performed the Russell 2000 by 5.00%. The performance fee adjustment for the year ended December 31, 1997 caused the advisory fee to increase by $96,670.

Certain officers and Directors of the Funds are also officers and directors of the Advisor. None of the Funds' officers receive compensation from the Funds.

FPS, the Funds' Administrator, Accounting Agent and Transfer Agent, is a wholly-owned subsidiary of FinDaTex, Inc. Certain Directors and officers of the Funds are shareholders of FinDaTex, Inc. FPS received fees for providing shareholder services, for certain administrative services and for accounting/pricing services during the year ended December 31, 1997 as follows:

                                                SGF        SMDS        SSCY
                                            ----------- ----------- -----------
Shareholder Services....................... $    34,813 $   155,097 $    30,109
Administration.............................      30,000      30,000      10,833
Accounting/Pricing.........................      20,000      26,000      21,666

Pursuant to an agreement between The Bank of New York, (the "Custodian"), and
FPS, the Custodian reallows a portion of its custody fees to FPS for certain services delegated to FPS. The amount is not readily determinable. FPS Broker
Services, Inc., a wholly-owned subsidiary of FPS, serves as the Funds' principal underwriter and receives no fees for services in assisting in sales of the Funds' shares but does receive an annual fee of $3,000 for each Fund for its services in connection with the registration of the Funds' shares under state securities laws.

NOTE 3. - Purchases and sales of investment securities, excluding short-term notes, for the year ended December 31, 1997 were as follows:

                                                SGF        SMDS        SSCY
                                            ----------- ----------- -----------
Cost of purchases.......................... $16,124,004 $38,747,857 $14,280,151
Proceeds of sales..........................  18,045,865  48,246,972   7,076,206

NOTE 4. - Stock Split

A two-for-one stock split effected in the form of a dividend was issued to shareholders of record of SSCY as of the close of business on December 17, 1997, payable December 18, 1997.

FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------
Stratton Growth Fund

The table below sets forth financial data for a share of capital stock outstanding throughout each period presented.

                            YEAR    7 MONTHS               YEARS ENDED MAY 31,
                           ENDED     ENDED       -------------------------------------------
                          12/31/97  12/31/96      1996     1995     1994     1993     1992
                          --------  --------     -------  -------  -------  -------  -------
NET ASSET VALUE,
 BEGINNING OF PERIOD....  $ 27.00   $ 27.18      $ 22.35  $ 20.65  $ 20.89  $ 20.55  $ 19.75
                          -------   -------      -------  -------  -------  -------  -------
  INCOME FROM INVESTMENT
   OPERATIONS
  Net investment
   income...............    0.550     0.312        0.556    0.537    0.510    0.560    0.640
  Net gains on
   securities (both
   realized and
   unrealized)..........    8.900     1.298        5.759    2.978    0.665    1.160    1.320
                          -------   -------      -------  -------  -------  -------  -------
    Total from
     investment
     operations.........    9.450     1.610        6.315    3.515    1.175    1.720    1.960
                          -------   -------      -------  -------  -------  -------  -------
  LESS DISTRIBUTIONS
  Dividends (from net
   investment income)...   (0.540)   (0.580)      (0.540)  (0.540)  (0.510)  (0.565)  (0.725)
  Distributions (from
   capital gains).......   (2.520)   (1.210)      (0.945)  (1.275)  (0.905)  (0.815)  (0.435)
                          -------   -------      -------  -------  -------  -------  -------
    Total
     distributions......   (3.060)   (1.790)      (1.485)  (1.815)  (1.415)  (1.380)  (1.160)
                          -------   -------      -------  -------  -------  -------  -------
NET ASSET VALUE, END OF
 PERIOD.................  $ 33.39   $ 27.00      $ 27.18  $ 22.35  $ 20.65  $ 20.89  $ 20.55
                          =======   =======      =======  =======  =======  =======  =======
TOTAL RETURN............    36.06%     6.40%       29.62%   18.61%    5.92%    8.91%   10.57%
RATIOS/SUPPLEMENTAL DATA
  Net assets, end of
   period (in 000's)....  $60,177   $44,801      $42,880  $31,719  $25,475  $25,315  $25,311
  Ratio of expenses to
   average net assets...     1.11%     1.17%/1/     1.16%    1.31%    1.34%    1.39%    1.35%
  Ratio of net
   investment income to
   average net assets...     1.87%     2.08%/1/     2.28%    2.70%    2.51%    2.76%    3.20%
  Portfolio turnover
   rate.................    34.40%    20.32%       15.41%   42.54%   49.81%   35.34%   59.76%
  Average commission
   rate paid............  $0.0509   $0.0537          N/A      N/A      N/A      N/A      N/A

--------
/1Annualized/

                See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------
Stratton Monthly Dividend REIT Shares

The table below sets forth financial data for a share of capital stock outstanding throughout each period presented.

                            YEAR    11 MONTHS              YEARS ENDED JANUARY 31,
                           ENDED      ENDED       -----------------------------------------------
                          12/31/97  12/31/96        1996      1995       1994     1993     1992
                          --------  ---------     --------  --------   --------  -------  -------
NET ASSET VALUE,
 BEGINNING OF PERIOD....  $  27.43  $  27.40      $  24.84  $  28.69   $  29.91  $ 27.83  $ 23.02
                          --------  --------      --------  --------   --------  -------  -------
  INCOME FROM INVESTMENT
   OPERATIONS
  Net investment
   income...............     1.540     1.630         1.880     1.940      1.870    1.940    1.970
  Net gains (losses) on
   securities (both
   realized and
   unrealized)..........     3.200     0.160         2.600    (3.870)    (1.140)   2.080    4.790
                          --------  --------      --------  --------   --------  -------  -------
    Total from
     investment
     operations.........     4.740     1.790         4.480    (1.930)     0.730    4.020    6.760
                          --------  --------      --------  --------   --------  -------  -------
  LESS DISTRIBUTIONS
  Dividends (from net
   investment income)...    (1.540)   (1.630)       (1.890)   (1.920)    (1.940)  (1.940)  (1.950)
  Distributions (in
   excess of net
   investment income)...     0.000    (0.130)       (0.030)    0.000     (0.010)   0.000    0.000
  Return of capital.....    (0.380)    0.000         0.000     0.000      0.000    0.000    0.000
                          --------  --------      --------  --------   --------  -------  -------
    Total
     distributions......    (1.920)   (1.760)       (1.920)   (1.920)    (1.950)  (1.940)  (1.950)
                          --------  --------      --------  --------   --------  -------  -------
NET ASSET VALUE, END OF
 PERIOD.................  $  30.25  $  27.43      $  27.40  $  24.84   $  28.69  $ 29.91  $ 27.83
                          ========  ========      ========  ========   ========  =======  =======
TOTAL RETURN............     18.09%     7.12%        18.98%    (6.57)%     2.22%   15.18%   30.55%
RATIOS/SUPPLEMENTAL DATA
  Net assets, end of
   period
   (in 000's)...........  $101,956  $103,780      $129,267  $134,066   $165,798  $98,227  $45,566
  Ratio of expenses to
   average net assets...      1.02%     1.02%/1/      0.99%     1.08%      0.99%    1.10%    1.23%
  Ratio of net
   investment income to
   average net assets...      5.48%     6.94%/1/      7.42%     7.71%      6.12%    6.74%    7.63%
  Portfolio turnover
   rate.................     42.47%    69.19%        53.30%    39.50%     19.15%   35.94%   43.55%
  Average commission
   rate paid............  $ 0.0505  $ 0.0498           N/A       N/A        N/A      N/A      N/A

--------
/1Annualized/

                See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------
Stratton Small-Cap Yield Fund

The table below sets forth financial data for a share of capital stock outstanding throughout each period presented.

                             YEAR      9 MONTHS        YEAR        YEAR     FOR THE PERIOD
                             ENDED       ENDED         ENDED       ENDED     04/12/93/1/
                          12/31/97/3/ 12/31/96/3/   03/31/96/3/ 03/31/95/3/ TO 03/31/94/3/
                          ----------- -----------   ----------- ----------- --------------
NET ASSET VALUE,
 BEGINNING OF PERIOD....    $ 16.79     $ 15.98       $ 12.94     $ 12.97       $12.50
                            -------     -------       -------     -------       ------
  INCOME FROM INVESTMENT
   OPERATIONS
  Net investment
   income...............      0.210       0.260         0.330       0.290        0.220
  Net gains (loss) on
   securities (both
   realized and
   unrealized)..........      6.800       1.740         3.040      (0.020)       0.450
                            -------     -------       -------     -------       ------
    Total from
     investment
     operations.........      7.010       2.000         3.370       0.270        0.670
                            -------     -------       -------     -------       ------
  LESS DISTRIBUTIONS
  Dividends (from net
   investment income)...     (0.200)     (0.270)       (0.330)     (0.300)      (0.200)
  Distributions (from
   capital gains).......     (1.130)     (0.920)        0.000       0.000        0.000
                            -------     -------       -------     -------       ------
    Total
     distributions......     (1.330)     (1.190)       (0.330)     (0.300)      (0.200)
                            -------     -------       -------     -------       ------
NET ASSET VALUE, END OF
 PERIOD.................    $ 22.47     $ 16.79       $ 15.98     $ 12.94       $12.97
                            =======     =======       =======     =======       ======
TOTAL RETURN............      42.37%      12.84%        26.18%       2.09%        5.51%/2/
RATIOS/SUPPLEMENTAL DATA
  Net assets, end of
   period (in 000's)....    $39,377     $21,691       $19,592     $14,058       $8,257
  Ratio of expenses to
   average net assets...       1.62%       1.29%/2/      1.46%       2.12%        2.28%/2/
  Ratio of net
   investment income to
   average net assets...       1.09%       2.03%/2/      2.28%       2.36%        1.85%/2/
  Portfolio turnover
   rate.................      26.27%      35.86%        33.50%      30.20%       28.60%/2/
  Average commission
   rate paid............    $0.0548     $0.0579           N/A         N/A          N/A

--------
/1Commencement/of operations
/2Annualized/
/3Adjusted/for a 2-for-1 stock split declared by the Fund to shareholders of record on December 17, 1997

                See accompanying notes to financial statements.

STRATTON GROWTH FUND
-------------------------------------------------------------------------------
Report of Independent Certified Public Accountants

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS OF STRATTON GROWTH FUND, INC.

We have audited the accompanying statement of assets and liabilities of Stratton Growth Fund, Inc., including the schedule of investments, as of December 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for the year then ended for the seven months ended December 31, 1996 and for the year ended May 31, 1996 and the financial highlights for the year then ended, for the seven months ended December 31, 1996 and for the five years ended May 31, 1996. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Stratton Growth Fund, Inc. as of December 31, 1997, the results of its operations for the year then ended, the changes in its net assets for the year then ended, for the seven months ended December 31, 1996 and for the year ended May 31, 1996, and the financial highlights for each of the periods indicated thereon, in conformity with generally accepted accounting principles.

                                          TAIT, WELLER & BAKER

Philadelphia, PA
January 16, 1998

STRATTON MONTHLY DIVIDEND REIT SHARES
-------------------------------------------------------------------------------
Report of Independent Certified Public Accountants

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS OF STRATTON MONTHLY DIVIDEND REIT SHARES, INC.

We have audited the accompanying statement of assets and liabilities of Stratton Monthly Dividend REIT Shares, Inc., including the schedule of investments, as of December 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for the year then ended and the eleven months ended December 31, 1996, and the financial highlights for the year then ended, the eleven months ended December 31, 1996 and for each of the five years ended January 31, 1996. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all respects, the financial position of Stratton Monthly Dividend REIT Shares, Inc. as of December 31, 1997, the results of its operations for the year then ended, the changes in its net assets for the year then ended, for the eleven months ended December 31, 1996 and the financial highlights for each of the periods indicated thereon, in conformity with generally accepted accounting principles.

                                          TAIT, WELLER & BAKER

Philadelphia, PA
January 16, 1998

STRATTON SMALL-CAP YIELD FUND
-------------------------------------------------------------------------------
Report of Independent Certified Public Accountants

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS OF THE STRATTON FUNDS, INC.

We have audited the accompanying statement of assets and liabilities of Stratton Small-Cap Yield Fund, a series of The Stratton Funds, Inc., including the schedule of investments, as of December 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for the year then ended and for the nine months ended December 31, 1996, and the financial highlights for the year then ended, for the nine months ended December 31, 1996, for each of the two years ended March 31, 1996 and for the period April 12, 1993, (commencement of operations) to March 31, 1994. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all respects, the financial position of Stratton Small-Cap Yield Fund as of December 31, 1997, the results of its operations for the year then ended, the changes in its net assets for the year then ended, for the nine months ended December 31, 1996 and the financial highlights for each of the periods indicated thereon, in conformity with generally accepted accounting principles.

                                          TAIT, WELLER & BAKER

Philadelphia, PA
January 16, 1998

SHAREHOLDER INFORMATION
-------------------------------------------------------------------------------

SPECIAL MEETING OF STOCKHOLDERS

A Special Meeting of Stockholders of SGF, SMDS, and SSCY was held December 9, 1997, for purposes of considering and acting upon the matters set forth in the Proxy Statement and summarized below. A quorum was represented at the Meeting and the voting results are also set forth below.

STRATTON GROWTH FUND, INC.

A. Election of Eight Directors:

                                                                      WITHHOLD
                                                               FOR    AUTHORITY
                                                            --------- ---------
      James W. Stratton.................................... 1,268,569   5,009
      Lynne M. Cannon...................................... 1,268,030   5,548
      John J. Lombard, Jr. ................................ 1,268,569   5,009
      Douglas J. MacMaster, Jr. ........................... 1,268,569   5,009
      Henry A. Rentschler.................................. 1,268,569   5,009
      Merritt N. Rhoad, Jr. ............................... 1,268,249   5,329
      Alexander F. Smith................................... 1,268,403   5,175
      Richard W. Stevens................................... 1,268,569   5,009

B. Selection of Tait, Weller & Baker as the Fund's independent public accountants for the fiscal year ending December 31, 1997:

            FOR                          AGAINST                                           ABSTAIN
         ---------                       -------                                           -------
         1,261,022                        1,542                                            11,014

STRATTON MONTHLY DIVIDEND REIT SHARES, INC.

A. Election of Eight Directors:

                                                                      WITHHOLD
                                                               FOR    AUTHORITY
                                                            --------- ---------
      James W. Stratton.................................... 2,324,792  62,858
      Lynne M. Cannon...................................... 2,316,485  71,165
      John J. Lombard, Jr. ................................ 2,315,429  72,221
      Douglas J. MacMaster, Jr. ........................... 2,306,301  81,349
      Henry A. Rentschler.................................. 2,313,337  74,313
      Merritt N. Rhoad, Jr. ............................... 2,321,045  66,605
      Alexander F. Smith................................... 2,318,704  68,946
      Richard W. Stevens................................... 2,322,043  65,607

B. Selection of Tait, Weller & Baker as the Fund's independent public accountants for the fiscal year ending December 31, 1997:

            FOR                          AGAINST                                           ABSTAIN
         ---------                       -------                                           -------
         2,317,676                       17,875                                            52,099

-------------------------------------------------------------------------------
C. Approval of the change to the industry concentration policy in order that the Fund's concentration will be only in Real Estate Investment Trusts:

            FOR               AGAINST                     ABSTAIN                     NOT VOTED
         ---------            -------                     -------                     ---------
         1,906,702            158,926                     57,236                       264,786

D. Approval of the change of the name of the Fund from Stratton Monthly Dividend Shares, Inc. to Stratton Monthly Dividend REIT Shares, Inc.:

            FOR                          AGAINST                                           ABSTAIN
         ---------                       -------                                           -------
         2,170,552                       167,943                                           49,155

STRATTON SMALL-CAP YIELD FUND

A. Election of Eight Directors:

                                                                      WITHHOLD
                                                                FOR   AUTHORITY
                                                              ------- ---------
      James W. Stratton...................................... 659,468    560
      Lynne M. Cannon........................................ 659,455    573
      John J. Lombard, Jr. .................................. 659,288    740
      Douglas J. MacMaster, Jr. ............................. 659,436    592
      Henry A. Rentschler.................................... 659,267    761
      Merritt N. Rhoad, Jr. ................................. 659,255    773
      Alexander F. Smith..................................... 659,423    605
      Richard W. Stevens..................................... 659,288    740

B. Selection of Tait, Weller & Baker as the Fund's independent public accountants for the fiscal year ending December 31, 1997:

           FOR                          AGAINST                                             ABSTAIN
         -------                        -------                                             -------
         658,239                          87                                                 1,702

-------------------------------------------------------------------------------
MINIMUM INVESTMENT

The minimum amount for the initial purchase of shares of SGF, SMDS or SSCY is $2,000 each. Subsequent purchases may be made in amounts of $100 or more.

TELEPHONE EXCHANGE

Shares of each Fund may be exchanged for shares of the other Funds, provided such other shares may legally be sold in the state of the investor's residence. Each Fund has a distinct investment objective which should be reviewed before executing any exchange of shares. Shares may be exchanged by:
(1) written request; or (2) telephone if a special authorization form has been completed and is on file with the Transfer Agent in advance. See "How to Redeem Fund Shares--Additional Information" in the Prospectus for a description of the Funds' policy regarding telephone instructions.

DIVIDENDS AND DISTRIBUTIONS

SMDS declares and pays dividends from net investment income on a monthly basis. SGF declares and pays dividends from net investment income on a semi-annual basis. SSCY declares and pays dividends from net investment income quarterly. Each Fund will make distributions from net realized gains, if any, once a year. Distributions may be reinvested in additional shares of such fund, see "Reinvestment of Income Dividends and Capital Gains Distribution" in the Prospectus.

AUTOMATIC INVESTMENT PLAN

Shares of a Fund may be purchased through our "Automatic Investment Plan" (the "Plan"), (a tear-out application is attached to the back of our Prospectus). The Plan provides a convenient method by which investors may have monies debited directly from their checking, savings or bank money market accounts for investment in a Fund. The minimum investment pursuant to this Plan is $100 per month. The account designated will be debited in the specified amount, on the date indicated, and Fund shares will be purchased. Only an account maintained at a domestic financial institution which is an Automated Clearing House member may be so designated. A Fund may alter, modify or terminate this Plan at any time.

SHARE PRICE INFORMATION

The daily share price of our Funds can be found in the mutual fund section of most major daily newspapers as well as The Wall Street Journal and Investor's Daily, where the Funds are listed under Stratton Funds. The Funds' stock ticker symbols for SGF, SMDS and SSCY are STRGX, STMDX and STSCX, respectively.

RETIREMENT PLANS

Stratton Mutual Funds has IRA, Defined Contribution Plans and 403(b)(7) Retirement Plans available at no minimum investment.

-------------------------------------------------------------------------------

GENERAL INFORMATION ON THE FUNDS

Requests for a prospectus and financial information, past performance figures and an application, should be directed to the Funds' Distributor:

FPS BROKER SERVICES, INC.
3200 Horizon Drive, P. O. Box 61503, King of Prussia, PA 19406-0903
Telephone: 800-634-5726

EXISTING SHAREHOLDER ACCOUNT SERVICES

Shareholders seeking information regarding their accounts and other fund services, and shareholders executing redemption requests, should continue to call or write our Transfer Agent and Dividend Paying Agent:

FPS SERVICES, INC.
3200 Horizon Drive, P. O. Box 61503, King of Prussia, PA 19406-0903
Telephone: 610-239-4600 . 800-472-4266

INVESTMENT PORTFOLIO ACTIVITIES

Questions regarding any of our Funds' investment portfolios should be directed to the Funds' Investment Advisor:

STRATTON MANAGEMENT COMPANY
Plymouth Meeting Executive Campus
610 W. Germantown Pike, Suite 300, Plymouth Meeting, PA 19462-1050
Telephone: 610-941-0255

ADDITIONAL PURCHASES ONLY TO EXISTING ACCOUNTS SHOULD BE MAILED TO A SEPARATE LOCK BOX UNIT:

c/o FPS SERVICES, INC.
P. O. Box 412797, Kansas City, MO 64141-2797

 THIS REPORT IS AUTHORIZED FOR DISTRIBUTION TO SHAREHOLDERS AND TO OTHERS WHO
                                     HAVE
     RECEIVED A COPY OF THE COMBINED PROSPECTUS OF STRATTON MUTUAL FUNDS.

DIVIDEND NOTICES
--------------------------------------------------------------------------------
December 31, 1997

Note the following information is required by section 854(b)(2) of the Internal Revenue Code.

                                               PERCENTAGE OF ORDINARY DIVIDEND
                                                  INCOME QUALIFYING FOR THE
                                                   70% CORPORATE DIVIDEND
                                                      RECEIVED DEDUCTION
                                               -------------------------------
Stratton Growth Fund, Inc.....................               100%
Stratton Monthly Dividend REIT Shares, Inc....                30%
Stratton Small Cap-Yield Fund.................                96%